Semiannual Report - Financial Statements

T. Rowe Price

Retirement
2040 Fund

November 30, 2002



T. Rowe Price Retirement 2040 Fund
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Unaudited


Financial Highlights            For a share outstanding throughout the period
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                                                              9/30/02
                                                              Through
                                                             11/30/02
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NET ASSET VALUE

Beginning of period                                        $    10.00
Investment activities
  Net investment income (loss)                                   0.01

  Net realized and unrealized gain (loss)                        1.32

  Total from investment activities                               1.33

NET ASSET VALUE
End of period                                              $    11.33
                                                           ----------


Ratios/Supplemental Data

Total return^                                                   13.30%
Ratio of total expenses to
average net assets                                               0.00%*

Ratio of net investment
income (loss) to average
net assets                                                       0.68%!

Portfolio turnover rate                                          1.0%!

Net assets, end of period
(in thousands)                                             $      529
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^    Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

* See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.85% for the period ended November 30, 2002.

!    Annualized

The accompanying notes are an integral part of these financial statements.
In thousands
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T. Rowe Price Retirement 2040 Fund
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Unaudited                                                    November 30, 2002

Statement                       Percent
of Net                           of Net
Assets                           Assets             Shares                Value
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  T. Rowe Price
  Value Fund                       26.1%             8,315      $           138

  T. Rowe Price
  Growth Stock Fund                25.3              6,752                  133

  T. Rowe Price
  International Stock Fund         15.0              8,445                   79

  T. Rowe Price
  Small-Cap Stock Fund              9.1              2,123                   48

  T. Rowe Price
  Mid-Cap Growth Fund *             9.0              1,466                   48

  T. Rowe Price
  Equity Index 500 Fund             6.0              1,254                   32

  T. Rowe Price
  High Yield Fund                   4.8              4,077                   26

  T. Rowe Price
  New Income Fund                   4.7              2,836                   25

Total Investments

100.0% of Net
Assets (Cost $494)                                              $           529

Other Assets Less Liabilities                                                --

NET ASSETS                                                      $           529
                                                                ---------------

Net Assets Consist of:

Net unrealized gain (loss)                                      $            35

Paid-in-capital applicable to
46,663 shares of $0.0001
par value capital stock
outstanding;1,000,000,000
shares of the Corporation
authorized                                                                  494


NET ASSETS                                                      $           529
                                                                ---------------

NET ASSET VALUE
PER SHARE                                                       $         11.33
                                                                ---------------

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*Non-income producing

The accompanying notes are an integral part of these financial statements.
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T. Rowe Price Retirement 2040 Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
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In thousands


                                                              9/30/02
                                                              Through
                                                             11/30/02

Investment Income
Income distributions from underlying funds                 $     --

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on sale of underlying funds             --

Change in net unrealized gain (loss)                               35

Net realized and unrealized gain (loss)                            35

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $       35
                                                           ----------

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The accompanying notes are an integral part of these financial statements.
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T. Rowe Price Retirement 2040 Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                              9/30/02
                                                              Through
                                                             11/30/02
--------------------------------------------------------------------------------
I
ncrease (Decrease) in Net Assets

Operations
  Investment income                                        $       --

  Net realized gain (loss)                                         --

  Change in net unrealized gain (loss)                             35
  Increase (decrease) in net
  assets from operations                                           35

Capital share transactions *
  Shares sold                                                     472

  Shares redeemed                                                  (3)

  Increase (decrease) in net
  assets from capital
  share transactions                                              469

Net Assets
Increase (decrease) during period                                 504

Beginning of period                                                25

End of period                                              $      529
                                                           ----------

*Share information
  Shares sold                                                      45

  Shares redeemed                                                  --

  Increased (decrease) in shares outstanding                       45

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The accompanying notes are an integral part of these financial statements.
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T. Rowe Price Retirement 2040 Fund
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Unaudited                                                     November 30, 2002

Notes to Financial Statements
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     T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. T. Rowe Price Retirement 2040 Fund (the fund) is one of five portfolios established by the corporation and commenced operations on September 30, 2002. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

     The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become more conservative. When the fund reaches its most conservative planned allocation, approximately five years after its stated retirement date, it will convert into the T. Rowe Price Retirement Income Fund (Retirement Income Fund), another portfolio established by the corporation that also invests in T. Rowe Price mutual funds.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Investments in the underlying Price funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Distributions Income and gain distributions from the underlying Price funds and distributions to the fund's shareholders are recorded on the ex-dividend date.

     Other Income is recorded on the accrual basis. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.


NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

     Purchases and sales of the underlying Price funds during the period ended November 30, 2002 aggregated $495,000 and $1,000 respectively.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2002.

     At November 30, 2002, the cost of investments for federal income tax purposes was $494,000. Net unrealized gain aggregated $35,000 at period-end, all of which related to appreciated investments.


NOTE 4 - RELATED PARTIES

     T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), wholly owned by Price Associates, is the investment manager for the international underlying Price funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder servicing, administrative, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

     The fund pays no management fees; however, Price Associates and Price International receive management fees for managing the underlying Price funds. The fund recognizes no expenses, pursuant to the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the fund operates at a zero expense ratio. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

     The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund's net assets. At November 30, 2002, the fund held less than 25% of the outstanding shares of any underlying Price fund.


T. Rowe Price Retirement 2040 Fund
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T. Rowe Price Investment Services and Information
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     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*AccessR and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
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     T. Rowe Price Web Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


          PLANNING TOOLS AND SERVICES

          T. Rowe PriceR Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans


          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Retirement Services
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     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          MorningstarR Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          MorningstarR Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          MorningstarR Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
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     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
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     Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe PriceR Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment CheckupR offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     MorningstarR Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
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     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Brokerage Advantage. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          Margin and Options Trading for qualified investors.

          Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

          Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

          ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price InvestWith Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

00000    F143-051  11/30/02